SECURITY LIFE OF DENVER INSURANCE COMPANY

and its

SECURITY LIFE SEPARATE ACCOUNT L1

Supplement Dated July 17, 2020

This supplement updates and amends certain information contained in your current prospectus and any subsequent supplements thereto. Please read it carefully and keep it with your prospectus for future reference.

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IMPORTANT INFORMATION ABOUT THE
M LARGE CAP VALUE FUND

Effective May 1, 2020, Brandywine Global Investment Management, LLC replaced AJO, LP as subadviser of the M Large Cap Value Fund. Accordingly, all references to AJO, LP in your prospectus or in any prospectus supplement are to be deleted and replaced with Brandywine Global Investment Management, LLC.

The M Large Cap Value Fund is only available through broker/dealers associated with the M Financial Group.

MORE INFORMATION IS AVAILABLE

More information about the funds available through your policy, including information about the risks associated with investing in them, can be found in the current prospectus and Statement of Additional Information for each fund. You may obtain these documents by contacting:

Customer Service

P.O. Box 5065

Minot, ND 58702-5065

1-877-253-5050

If you received a summary prospectus for any of the funds available through your policy, you may obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the fund’s summary prospectus.

X.SLD-20	July 2020